UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2012

AMEREN CORPORATION

(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On February 23, 2012, Ameren Corporation (“Ameren”) issued a press release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2011, and providing 2012 earnings guidance. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Ameren under the Securities Act of 1933 or the Exchange Act.

ITEM 8.01 Other Events.

In its press release dated February 23, 2012, Ameren disclosed the following unaudited consolidated financial statements: Statement of Income for the three months and twelve months ended December 31, 2011 and December 31, 2010, Balance Sheet at December 31, 2011 and December 31, 2010, and Statement of Cash Flows for the twelve months ended December 31, 2011 and December 31, 2010. The foregoing consolidated financial statements are attached as Exhibit 99.2 and Ameren hereby incorporates such consolidated financial statements into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Title:

99.1*	Press release regarding earnings for the year and quarter ended December 31, 2011, and providing 2012 earnings guidance, issued on February 23, 2012, by Ameren.

99.2	Ameren’s unaudited consolidated Statement of Income for the three months and twelve months ended December 31, 2011 and December 31, 2010, Balance Sheet at December 31, 2011 and December 31, 2010, and Statement of Cash Flows for the twelve months ended December 31, 2011 and December 31, 2010.

*	Exhibit 99.1 is intended to be deemed furnished rather than filed pursuant to General Instruction B.2. of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Ameren has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

Date: February 23, 2012

Exhibit Index

Exhibit Number:	Title:

99.1*	Press release regarding earnings for the year and quarter ended December 31, 2011, and providing 2012 earnings guidance, issued on February 23, 2012, by Ameren.

99.2	Ameren’s unaudited consolidated Statement of Income for the three months and twelve months ended December 31, 2011 and December 31, 2010, Balance Sheet at December 31, 2011 and December 31, 2010, and Statement of Cash Flows for the twelve months ended December 31, 2011 and December 31, 2010.

*	Exhibit 99.1 is intended to be deemed furnished rather than filed pursuant to General Instruction B.2. of Form 8-K.

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